Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions

NOTE 2. ACQUISITIONS

Intellectual Property Acquisitions

During the quarter ended September 30, 2017, the Company acquired certain intangible assets related to the purchase of table games and table game related intellectual property. The acquisition was accounted for as an acquisition of a business and the assets acquired and liabilities assumed were measured based on our preliminary estimates of their fair values at the acquisition date. The estimated fair values of assets acquired and liabilities assumed and resulting goodwill are subject to adjustment as we finalize our fair value analysis. We attribute the goodwill acquired to our ability to commercialize the products over our distribution and sales network, opportunities for synergies, and other strategic benefits. Total consideration of $9.5 million included an estimated $2.5 million of contingent consideration that is payable upon the achievement of certain targets and periodically based on a percentage of product revenue earned on the purchased table games. The consideration was allocated primarily to tax deductible goodwill for $4.4 million and intangible assets of $4.2 million, which will be amortized over a weighted average period of approximately 9 years.

The contingent consideration was valued using scenario-based methods (level 3 fair value measurement) that account for the expected timing of payments to be made and discounted using an estimated borrowing rate. The borrowing rate utilized for this purpose was developed with reference to the Company’s existing borrowing rates, adjusted for the facts and circumstances related to the contingent consideration.

The intangible assets consist of a primary asset that includes the intellectual property acquired, which asset represents the majority of the intangible asset value. This intellectual property was valued using the excess earnings method (level 3 fair value measurement), which is a risk-adjusted discounted cash flow approach that determines the value of an intangible asset as the present value of the cash flows attributable to such asset after excluding the proportion of the cash flows that are attributable to other assets. The contribution to the cash flows that are made by other assets—such as working capital, workforce and other intangible assets—was estimated through contributory asset capital charges. The value of the acquired intellectual property is the present value of the attributed post-tax cash flows, net of the post-tax return on fair value attributed to the other assets.

NOTE 2. ACQUISITIONS

2014 Acquisitions

On May 6, 2014, the Company purchased 100% of the equity of C2 Gaming, LLC (“C2 Gaming”) for $23.3 million in cash, subject to terms outlined in the equity purchase agreement (the “C2 Acquisition Agreement”). C2 Gaming is an innovative manufacturer and developer of EGMs based in Las Vegas, Nevada. The purchase was expected to provide for the distribution of C2 Gaming’s platform and content to an increased number of markets in the United States. The acquisition was funded by an initial cash payment and an agreement to pay the sellers $9.0 million on the one-year anniversary of the closing of the acquisition, which was paid during the quarter ended June 30, 2015. The acquisition also included an amount of contingent consideration of $3.0 million that was payable upon the satisfaction of certain milestones, including the submission and approval of video slot platforms to various jurisdictions as outlined in the C2 Acquisition Agreement.

The following summarizes the consideration paid for C2 Gaming (in thousands):

Paid at close	$11,000
One-year payment	9,000
Contingent consideration	3,000
Working capital adjustment	273

Total consideration	$23,273

During the year ended December 31, 2014, the Company paid $0.5 million of the contingent consideration. In May 2015, the C2 Acquisition Agreement was amended to reduce the remaining contingent consideration liability of $2.5 million to $2.1 million and to acknowledge that the milestones of the C2 Acquisition Agreement were satisfied. In July 2015, the Company paid $1.0 million of the contingent consideration, reducing the balance to $1.1 million, which was paid in January 2016.

The allocation of the purchase price to the estimated fair values of the assets acquired and the liabilities assumed was as follows (in thousands):

At May 6, 2014
Current assets	$545
Property and equipment	534
Goodwill	13,744
Intangible assets	8,722

Total assets	23,545
Total liabilities	272

Total equity purchase price	$23,273

Our estimates of the fair values of depreciable tangible assets were as follows (in thousands):

	Fair values at May 6, 2014	Average remaining useful life (in years)
Property and equipment	$534	1—5

Our estimates of the fair values of identifiable intangible assets were as follows (in thousands):

	Fair values at May 6, 2014	Average remaining useful life (in years)
Gaming software and technology platforms	$3,685	3—5
Customer relationships	5,037	7

Total intangible assets	$8,722

The fair value of property and equipment as well as the fair value of gaming content software was determined using cost approaches in which we determined an estimated reproduction or replacement cost, as applicable.

The estimate of the fair value of the acquired gaming software and technology platforms was determined using the relief from royalty method under the income approach, which is a risk-adjusted discounted cash flow approach. The relief from royalty method values an intangible asset by estimating the royalties saved through ownership of the asset.

The estimate of the fair value of the acquired customer relationships was determined using the excess earnings method, which is a risk-adjusted discounted cash flow approach that determines the value of an intangible asset as the present value of the cash flows attributable to such asset after excluding the proportion of the cash flows that are attributable to other assets.

The goodwill recorded as a results of the acquisition is deductible for tax purposes and is attributed to enhanced financial scale, expanded video slot platforms and other strategic benefits. Some of the values and amounts used in the initial application of purchase accounting for our consolidated balance sheet were based on estimates and assumptions.

Cadillac Jack

On May 29, 2015, the Company acquired 100% of the equity of Amaya Americas Corporation (“Cadillac Jack”), a leading provider of Class II gaming machines for the North American tribal gaming market, with key regions of operation within Alabama, Mexico, and Wisconsin. This acquisition is expected to create growth opportunities in Class II and Class III jurisdictions and expands the Company’s geographic footprint with an EGM installed base of approximately 10,500 units. The combined management teams are complementary and possess years of combined experience that is expected to allow us to effectively grow and improve our business.

The acquisition was funded primarily from cash proceeds of incremental borrowings on our existing term loans, the issuance of senior secured PIK notes, as described in Note 6, and the issuance of additional common stock, as described in Note 7. The consideration also included a promissory note to the seller, Amaya Inc., for $12.0 million, as described in Note 6, as well as a contingent receivable that was recorded at its estimated fair value on the date of the acquisition. The contingent receivable is related to a clause in the stock purchase agreement allowing for a refund of up to $25.0 million if certain deactivated gaming machines in Mexico are not in operation by November 29, 2016. As of December 31, 2016, the estimated fair value of the contingent receivable is recorded in other long-term assets. In the first quarter of 2017, the Company reached an agreement with Amaya, Inc. to receive $5.1 million for this contingent receivable.

The following summarizes the consideration paid for Cadillac Jack (in thousands):

Contractual cash purchase price adjusted for working capital	$369,760
Seller note	12,000
Contingent receivable	(1,300)

Total consideration	$380,460

We have recorded Cadillac Jack’s assets acquired and liabilities assumed based on our estimates of their fair values at the acquisition date. The determination of the fair values of the assets acquired and liabilities assumed (and the related determination of estimated lives of depreciable and amortizable tangible and identifiable intangible assets) requires significant judgment and estimates. The estimates and assumptions used include the projected timing and amount of future cash flows and discount rates that reflect risk inherent in the future cash flows.

The allocation of the purchase price to the estimated fair values of the assets acquired and the liabilities assumed was as follows (in thousands):

At May 29, 2015
Currents assets(1)	$34,871
Property and equipment	29,634
Goodwill	171,497
Intangible assets	199,752
Other long-term assets	23,828

Total assets	459,582
Current liabilities	8,636
Deferred tax liability non-current	51,486
Other long-term liabilities	19,000

Total equity purchase price	$380,460

(1)	Current assets includes $4.2 million of cash acquired.

Based on our estimates, the total consideration exceeded the aggregate estimated fair value of the acquired assets and assumed liabilities at the acquisition date and has been recorded as goodwill. We attribute this goodwill to our enhanced financial scale and geographic diversification, opportunities for synergies, assembled workforce and other strategic benefits. None of the goodwill associated with the acquisition is deductible for income tax purposes and, as such, no deferred taxes have been recorded related to goodwill.

We included an estimated value of $8.3 million in current assets above and in deposits and other in the consolidated balance sheet related to the value of stock options held by employees of Cadillac Jack. The stock options entitled the holder to purchase shares of Amaya Inc., the former global parent of Cadillac Jack, based on the holder’s continued employment at Cadillac Jack through the vesting date, which was November 29, 2015.

Our estimates of the fair values of depreciable tangible assets are as follows (in thousands):

	Fair values at May 29, 2015	Average remaining useful life (in years)
Gaming equipment	$23,065	1—5
Other property and equipment	6,569	2—3

Total property and equipment	$29,634

Our estimates of the fair values of identifiable intangible assets are as follows (in thousands):

	Fair values at May 29, 2015	Average remaining useful life (in years)
Trade names	$3,000	5
Brand names	10,600	3—5
Customer relationships	107,000	5—12
Gaming software and technology platforms	79,152	2—7

Total intangible assets	$199,752

The fair value of gaming equipment and other personal property assets as well as the fair value of gaming content software was primarily determined using cost approaches in which we determined an estimated reproduction or replacement cost, as applicable.

The estimated fair values of acquired trade names, brand names and gaming technology platforms was primarily determined using the royalty savings method, which is a risk-adjusted discounted cash flow approach. The gaming technology platforms include $30.0 million of in-process research and development. The royalty savings method values an intangible asset by estimating the royalties saved through ownership of the asset. The royalty savings method requires identifying the future revenue that would be impacted by the trade name or intellectual property (or royalty-free rights to the assets), multiplying it by a royalty rate deemed to be avoided through ownership of the asset and discounting the projected royalty savings amounts back to the acquisition date. The royalty rate used in such valuation was based on a consideration of market rates for similar categories of assets.

The estimated fair values of customer relationships was determined using the excess earnings method, which is a risk-adjusted discounted cash flow approach that determines the value of an intangible asset as the present value of the cash flows attributable to such asset after excluding the proportion of the cash flows that are attributable to other assets. The contribution to the cash flows that are made by other assets—such as fixed assets, working capital, workforce and other intangible assets—was estimated through contributory asset capital charges. The value of the acquired customer relationship asset is the present value of the attributed post-tax cash flows, net of the post-tax return on fair value attributed to the other assets.

The estimated fair value of deferred income taxes was determined by applying the appropriate enacted statutory tax rate to the temporary differences that arose on the differences between the financial reporting value and tax basis of the assets acquired and liabilities assumed. We recorded liabilities for estimated uncertain tax positions in other long-term liabilities and a related indemnification receivable in other long-term assets.

The revenue and net loss of Cadillac Jack from the acquisition date through December 31, 2015, are presented below and are included in our consolidated statements of operations and comprehensive loss. These amounts are not necessarily indicative of the results of operations that Cadillac Jack would have realized if it had continued to operate as a stand-alone company during the period presented, primarily due to the elimination of certain headcount and administrative costs since the acquisition date resulting from integration activities or due to costs that are now reflected in our unallocated corporate costs and not allocated to Cadillac Jack.

From May 29, 2015 through December 31, 2015
Revenue	$46,075

Net loss	$17,133

The following unaudited pro forma statements of operations give effect to the Cadillac Jack acquisition as if it had been completed on January 1, 2014. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the operating results actually would have been during the periods presented had the acquisition been completed on January 1, 2014. In addition, the unaudited pro forma financial information does not purport to project future operating results. This information is preliminary in nature and subject to change based on final purchase price adjustments. The pro forma statements of operations do not reflect: (1) any anticipated synergies (or costs to achieve synergies) or (2) the impact of non-recurring items directly related to the Cadillac Jack acquisition.

	Year ended December 31,
	2014	2015
Revenue	$160,341	$156,110

Net loss	$83,709	$54,682

Gamingo Limited

On June 15, 2015, the Company purchased 100% of the equity of Gamingo Limited (formerly known as “RocketPlay”, currently known as “AGSi”), a leading gaming company developing social casino titles for mobile devices. With primary offices in San Francisco and Tel Aviv, AGSi’s flagship product, Lucky Play Casino, gives players a casino-quality experience with EGMs, table products, tournaments, and live events. The total consideration of $8.8 million includes an estimated $5.0 million of contingent consideration that is payable based on the operating results of AGSi during a twelve-month measurement period that ended on December 31, 2016. The amount of the contingent consideration recorded was estimated at the purchase date and is subject to change based on changes in the estimated operating results of AGSi and has been recorded in other long-term liabilities in the consolidated balance sheet. As of December 31, 2015 the recorded value of the contingent consideration was written off in full to write downs and other charges based on the estimated fair value on that date.

We have recorded AGSi’s assets acquired and liabilities assumed based on our preliminary estimates of their fair values at the acquisition date. The allocation of the consideration given was allocated to the estimated fair values of the assets acquired and the liabilities assumed, which primarily included $4.9 million of goodwill and $4.2 million of identifiable intangible assets to be amortized over a weighted average period of 3 years.

Intellectual Property Acquisitions

During the quarter ended September 30, 2015, the Company acquired certain intangible assets related to the purchase of table products and table product related intellectual property. Some of the acquisitions were accounted for as an acquisition of a business and the assets acquired and liabilities assumed were measured based on our preliminary estimates of their fair values at the acquisition dates. The total consideration of $10.0 million includes an estimated $1.5 million of contingent consideration that is payable periodically based on a percentage of product revenue earned on the related table products. The amount of the contingent consideration recorded was estimated at the purchase date and is subject to change based on changes in the estimated product revenue and has been recorded in other long-term liabilities in the consolidated balance sheet. The consideration was allocated primarily to goodwill for $3.4 million and intangible assets for $5.7 million, which will be amortized over a weighted average period of 8.5 years.